SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         April 16, 1999
                         Date of Report
               (Date of Earliest Event Reported)

                           TECON, INC.
     (Exact Name of Registrant as Specified in its Charter)

        Utah                       2-97869-D                 87-0419571
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                       4139 Via Marina, Suite 106
                    Marina Del Rey, California 90292
               (Address of Principal Executive Offices)

                            818-340-2351
                   Registrant's Telephone Number


                        455 East 500 South #205
                        Salt Lake City, UT 84111
                     ----------------------
        (Former Name and Address of Principal Executive Offices)


Item 1.   Changes in Control of Registrant.

          (a) On April 16, 1999, the Registrant and Buyit.com, Inc., a California corporation ("Buyit.com"), executed an Agreement and Plan of Reorganization (the "Plan"), whereby the Registrant agreed to acquire 100% of the outstanding securities and subscriptions to purchase securities of Buyit.com from its stockholders and subscribers (collectively the "Buyit.com Stockholders") as set forth on Exhibit A to the Plan. The exchange was offered to Buyit.com Stockholders who were "accredited investors" and the first 35 Buyit.com Stockholders who were "sophisticated investors." The Registrant believes that all Buyit.com Stockholders are either "accredited investors" or "sophisticated investors," based upon representations of and documents provided by management of Buyit.com. The effective date of Plan was April 16, 1999, and the combination of these entities was treated as a purchase for accounting purposes.

          The source of the consideration used by the Buyit.com
Stockholders to acquire their respective interests in the Registrant was the exchange of issued and outstanding securities or subscriptions to acquire securities of Buyit.com in accordance with the Plan.

          The basis of the "control" by the Buyit.com Stockholders is stock ownership.

          The Plan provided:

          1. For the acquisition of 100% of the outstanding securities and subscriptions to purchase securities of Buyit.com;

         2. The issuance of 8,500,000 "restricted securities" of the Registrant's common stock for the outstanding securities of Buyit.com and 257,666 "restricted securities" of the Registrant's common stock for the outstanding subscriptions;

         3. The issuance of 1,621,621 shares of its "restricted securities" pursuant to Subscription Agreements at a price of approximately $0.37 per share, for an aggregate total of $600,000;

         4. The Resignation of the directors and executive officers of the Registrant;

         5. The election of the directors and executive officers of Buyit.com as directors and executive officers of the Registrant;

         6. For the mailing of a Notice of Special Meeting of Stockholders to the stockholders of the Registrant for the purpose of ratifying an amendment to the Registrant's Articles of Incorporation to change the name of the Registrant to "Buyit.com, Inc." (see Item 7, Exhibit 20); and

         7. The issuance of 600,000 shares of common stock of the Registrant to certain persons for services rendered for or on behalf of the Registrant under an S-8 Registration Statement. See Item 7, S-8 Registration Statement.

         Prior to the completion of the Plan, there were 1,199,962 outstanding shares. Following the issuance of the shares outlined above there will be 12,179,249 outstanding securities of the Registrant. Presently, persons owning 6,875,000 shares of Buyit.com (80%) have executed and delivered the Plan, and the Registrant will continue to acquire the remaining securities and subscriptions to acquire securities of Buyit.com as soon as is practicable, under the Plan and on the same terms and conditions.

         A copy of the Plan, including all material exhibits and related instruments, accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7, Exhibit 2.

         The former principal stockholders of the Registrant and their percentages of ownership of the outstanding voting securities of the Registrant prior to the completion of the Plan were: Sheryl Ross, former President of the Registrant, 300,024 (25%); Bradley C. Burningham, former Vice President of the Registrant, 300,024 (25%); Shelley Goff, former Secretary/Treasurer of the Registrant, 300,000 (25%); Leonard W. Burningham, Esq., counsel for the Registrant, 98,933 (8.25%); and Duane S. Jenson, 60,749 (5.1%).

         (b) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who own more than five percent of the Registrant's common stock as of the date hereof, and the share holdings of new management, to wit:

Name                   Positions Held              Shares Owned          %*

Sandip Seth         President and Director           500,000            4.1%

Peter A. Yollin     Chairman, Secretary
                    Director                       3,705,000           30.4%

Edgar Cayce         Vice President and
                    Director                       1,000,000            8.2%

Michael D. Reick    Stockholder                    1,000,000            8.2%

Communications
Technology
Investments Ltd.    Stockholder                    1,000,000            8.4%

Officers and
Directors
Collectively                                       5,205,000           42.7%

          *    Assumes the acquisition of all of the
               outstanding securities and subscriptions to acquire securities of Buyit.com under the Plan.

Item 2.   Acquisition or Disposition of Assets.

          (a)  See Item 1.

          The consideration exchanged under the Plan was negotiated at "arms length" and the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of Buyit.com; its management; and the potential benefit to the stockholders of the Registrant. The Board of Directors determined that the consideration for the exchange was reasonable, under these circumstances.

          No director, executive officer or controlling person of the Registrant had any direct or indirect interest in Buyit.com prior to the completion of the Plan.

          (b) The Registrant intends to continue the business operations conducted and intended to be conducted by Buyit.com, and which are described below under the caption "Business."

          Also see the Audited Financial Statements of Buyit.com as of March 31, 1999. See Item 7.

                               Management

         Sandip Seth, President and Director. Mr. Seth is 35 years of age. From November of 1995 to March of 1999, Mr. Seth was CEO and President of GemNet, Inc., an exporter of all major brands of technology and office products to markets in South Asia, Africa and the Middle East. From October, 1994 to November, 1995, he was CEO and Chairman of Independence Technologies, Inc., a technology company based in the Silicon Valley specializing in on-line transaction processing for high-end client/server systems.

         Peter A. Yollin, Chairman, CEO, Secretary and Director. Mr. Yollin is 46 years of age. From February, 1990, to November, 1996, Mr. Yollin was President and CEO of Mondragon Yollin Creative, an advertising agency serving both traditional fortune 1000 clients as well as the entertainment and motion picture industry.

         Edgar Cayce, Vice President and Director. Mr. Cayce is 28 years of age. From September, 1998 to March, 1999, Mr. Cayce was employed by Network Solutions International as a network engineer and programmer; from May 1998 to September, 1998, he was employed by Network Magic Unlimited as a network engineer and programmer; from May, 1997 to May, 1998, he was CIO, Network Administrator and Senior Designer for Rival Internet Services, Inc.; and from January 1994, to May, 1997, he was founder, Chairman and Senior Programmer of VGS NetMedia Corp.

                                Business

          The only product or service of the Company is "The BuyIt Auction," which was founded in 1997, and has been going through its final live beta tests for the past several months.

          The BuyIt Auction can best be described as being in the business of conducting online person-to-person auctions. In recent times, key strengths have been commitment to customer service and ability to provide users with a simple, easy to operate auction site with the features and functionality that are sorely missing from competitive products and services.

          The BuyIt Auction's target market includes antique dealers, collectibles dealers, collectors and the general public. The most typical customers for services are individuals who are currently involved or have interest in the areas of antiques and collectibles. The BuyIt Auction has over 1,000 categories of items for sale, including Antiques, Memorabilia, Disney, Jewelry, Advertising, Housewares, Porcelain, Sports Trading Cards, Toys, Beanie Babies, Barbie and Hot Wheels and many others, ensuring that there is something to offer for almost anyone.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          See Item 1.

Item 6.   Resignations of Registrant's Directors.

          The pre-Plan directors and executive officers of the Registrant resigned and designated the directors and executive officers of Buyit.com to serve in the same capacities in which they served for Buyit.com, until the next respective annual meetings of the stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a)  Financial Statements of Businesses Acquired.

                         BuyIt.com, Inc.
                  [A Development Stage Company]
       Financial Statements and Independent Auditors' Report
                           March 31, 1999

                    INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
BuyIt.com, Inc. [a development stage company]


We have audited the accompanying balance sheet of BuyIt.com, Inc. [a development stage company] as of March 31, 1999, and the related statements of operations, stockholders' deficit, and cash flows for the period ended March 31, 1999 and for the period from inception [January 20, 1999] through March 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BuyIt.com, Inc. [a development stage company] as of March 31, 1999, and the results of operations and cash flows for the period ended March 31, 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has no current revenue generating activities which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                              /s/Mantyla McReynolds

                                        Mantayla McReynolds

Salt Lake City, Utah
April 30, 1999

                          BuyIt.com, Inc.
                   [A Development Stage Company]
                           Balance Sheet
                           March 31, 1999

                               ASSETS
Assets
    Property and equipment (net of depreciation of $ 63)
    Notes l&6                                              $  1,200
    Organization costs (net of amortization of $ 50)
    Note 1                                                      950

                  Total Assets                             $  2,150

                     LIABILITIES AND STOCKHOLDERS'DEFICIT

Liabilities:
    Current Liabilities:
    Payable to Officer/Stockholder - Note 4                  12,067

             Total Liabilities                               12,067

Stockholders' Deficit:
    Preferred Stock -- 10,000,000 shares authorized having      -0-
    no par value; 0 shares issued and outstanding
    Capital Stock -- 40,000,000 shares authorized having no
    par value; 8,500,000 shares issued
    and outstanding - Note 5                                    -0-
    Deficit accumulated during the development stage         (9,917)

             Total Stockholders' Deficit                     (9,917)

                 Total Liabilities and Stockholders' Deficit  2,150

See accompanying notes to financial statements.

                             Buylt.com, Inc.
                      [A Development Stage Company]
                        Statements of Operations
             For the Period Ended March 31, 1999 and for the
                 Period from Inception [January 20, 1999]
                         through March 31, 1999
                                                      Inception
                                                       through
                                         March 31,     March 31,
                                           1999          1999
Revenues                                  $      -0-   $     -0-

General & Administrative Expenses              9,917       9,917

Operating Loss                                (9,917)     (9,917)

Net Loss Before Income Taxes                  (9,917)     (9,917)

Current Period Provision for Income Taxes        -0-         -0-

Net Loss                                 $    (9,917) $   (9,917)

See accompanying notes to financial statements.

                             Buylt.com, Inc.
                      [A Development Stage Company]
                   Statement of Stockholders' Deficit
                 For the Period Ended March 31, 1999 and
              for the Period from Inception [January 20, 1999)
                         through March 31, 1999
<CAPITON>
                                                                    Net
                                Common     Common   Accumulated Stockholders'
                                Shares      Stock     Deficit     Deficit
Balance, January 20, 1999,             -0-  $   -0-   $  -0-     $    -0-
date of Inception

Issued stock for technology
January 20, 1999                 8,500,000      -0-                   -0-

Net loss for the period ended
March 31, 1999                                         (9,917)     (9,917)
Balance, March 31, 1999          8,500,000  $   -0-   $(9,917)  $  (9,917)

See accompanying notes to financial statements.

                                Buylt.com, Inc.
                       [A Development Stage Company]
                          Statements of Cash Flows
                 For the Period Ended March 31, 1999, and
              for the Period from Inception [January 20, 1999]
                         through March 31, 1999
                                                           Inception
                                                            through
                                             March 31,      March 31,
                                                1999          1999
Cash Flows Provided by/used for)
Operating Activities
Net Loss                                    $   (9,917) $  (9,917)
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization                      113        113
Organization costs                              (1,000)    (1,000)
Shareholder loan                                12,067     12,067
    Net Cash Provided by Operating Activities    1,263      1,263
Cash Flows Used for Investing Activities
Purchase of equipment                           (1,263)    (1,263)
    Net Increase/(Decrease) in Cash                -0-        -0-

Beginning Cash Balance                             -0-        -0-

Ending Cash Balance                          $     -0-   $    -0-

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest       $     -0-   $    -0-
Cash paid during the year for income taxes   $     -0-   $    -0-

See accompanying notes to financial statements.

NOTE 1    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          (a)  Organization

          BuyIt.com, Inc.("BuyIt" or "Company") incorporated under the laws of the State of California in January, 1999. From inception through March 31, 1999, the Company engaged in preliminary activities related to the set up of an Internet auction business. On April 16, 1999, the Company entered into an Agreement and Plan of Reorganization ("Plan") with Tecon, Inc. ("Tecon"), a Utah Corporation, wherein all of the outstanding shares and subscriptions (Note 5) of BuyIt were exchanged for 8,500,000 (for the outstanding shares) shares of common stock of Tecon, and 257,666 (for the outstanding subscriptions) shares of common stock of Tecon. At the conclusion of all the transactions contemplated in the Plan, BuyIt shareholders and subscribers owned 8,757,666 shares of total outstanding shares of 12,179,249, or 71.9 %. The survivor in the aforementioned combination is Tecon. However, the name of the surviving company was changed to BuyIt.com, Inc, simultaneously with the Plan. The combination of these two entities has been accounted for as a purchase. The Company has not yet commenced its planned principal operations of implementing an Internet auction business.

          The financial statements of the Company have been prepared in accordance with generally accepted accounting principles. The following summarizes the more significant of such policies:

          (b)  Income Taxes

          Effective January 20, 1999, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109 [the Statement], Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting for income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. The cumulative effect of this change in accounting for income taxes as of March 31, 1999 is $0 due to the valuation allowance established as described below.

          (c)  Statement of Cash Flows

          For purposes of the statements of cash flows, the Company considers cash on deposit in the bank to be cash. The Company had $0 cash at March 31, 1999.

          (d)  Use of Estimates in Preparation of Financial Statements

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          (e)  Property and Equipment

          The Company records property and equipment at cost. Depreciation was computed principally by use of the straight line method. Expenditures for maintenance and repairs are charged to expense as incurred.

          (f)  Organization Costs

          The Company incurred organizational costs at its inception, which are amortized utilizing the straight line method over five years.

NOTE 2    LIQUIDITY/GOING CONCERN

          The Company has no revenue generating activities at this time, which raises substantial doubt about the Company's ability to continue as a going concern.

          Management plans include a combination with Tecon, as described in
          Note 1, which as an integral part thereof includes the sale of securities which will yield approximately $986, 499 (Note 5). With this level of funding, the Company believes that it will be enabled to launch its Internet auction business. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3    INCOME TAXES

          The Company adopted the provisions of Statement of Financial Accounting Standards No. 109 [the Statement], Accounting for Income Taxes, as of January 20, 1999. No provision has been made for income taxes in the financial statements because the Company has accumulated losses since inception.

          The tax effects of temporary differences that give rise to significant portions of the deferred tax asset at March 31, 1999 have no impact on the financial position of the Company. A valuation allowance is provided when it is more likely than not that some portion of the deferred tax asset will not be realized.
          Because of the lack of taxable earnings history, the Company has established a valuation allowance for all future deductible temporary differences. Net operating loss carry forward amounts expire at in 2014.

NOTE 4    RELATED-PARTY TRANSACTIONS

          During the period ended March 31, 1999,  a shareholder and officer
          paid expenses on behalf of the Company totaling $12,067.   These
          unsecured advances bear no interest and are due on demand.

NOTE 5    SUBSCRIPTIONS

          The Company had subscriptions to issue 257,666 shares of its common stock for consideration of $ 386,499 at the time of the Plan with Tecon, which were contingent upon the consummation of the Plan with Tecon. In addition, Tecon had subscriptions to issue 1,621,621 shares of its common stock for consideration of $600,000, which was also contingent upon the consummation of the Plan. At the time of the issuance of these financial statements, $ 837,241 had been collected from the subscribers.

NOTE 6    PROPERTY AND EQUIPMENT

          During the period of its existence, the Company purchased computer equipment, which it is depreciating over a five year period utilizing the straight line method. Depreciation expense for the period ended March 31, 1999 is $63.

NOTE 7    COLOCATION AGREEMENT

          The Company entered into an agreement for Internet web-site hosting with an unrelated third party in February, 1999. The terms of the agreement require that the Company pay fees of $3,000 per month for a period of two years.

NOTE 8    EMPLOYMENT AGREEMENTS

          The Company has entered into four executive employment agreements with officers and employees of the Company, which were effective April 1, 1999. The primary terms of such agreements follow:

# Initial Annual Expiration Date Initial Term     Post - Initial Term
   Base Salary                   Discretionary      Discretionary
                                  Termination        Termination
[S]
1   $120,000     March 8, 2004     Base times 150%  Base times 200%
2   $ 75,000     March 8, 2004     Base times 150%  Base times 200%
3   $ 70,000     March 8, 2002     Base times 150%  Base times 50%
4   $ 70,000     March 8, 2002     Base times 150%  Base times 50%

* The Company may terminate these employees at its discretion during the initial term of the agreement, but must pay to the terminated employee the amount in this column upon termination.

** After the initial term of the employment agreement, the company may terminate these employees at its discretion, but must pay the terminated employee the amount in this column upon termination.

          (b)  Pro Forma Financial Information.

                         BuyIt.com, Inc.
                     (formerly Tecon, Inc.)
                  [A Development Stage Company]
                   Pro Forma Financial Statements
                           March 31, 1999

                          BuyIt.com, Inc.
                        formerly Tecon, Inc.
                   [A Development Stage Company]
                      Pro Forma Balance Sheet
                           March 31, 1999
                            (Unaudited)
                                                              Pro Forma
                                                            Giving Effect to
                                                            Reorganization
                                                            as of March 31,
ASSETS                  Buylt.com  Tecon, Inc. Adjustments        1999
Current Assets:
    Cash - Note 1       $    -0-   $    -0-    $ 986,499     $ 986,499
    Total Current Assets     -0-        -0-      986,499       986,499

Property and Equipment
- net                      1,200        -0-          -0-         1,200
Organization Costs           950        -0-          -0-           950

TOTAL ASSETS            $  2,150   $    -0-    $ 986,499     $ 988,649

LIABILITIES AND
STOCKHOLDERS' EQUITY
Current Liabilities:
  Payable to Stockholder$ 12,067   $  5,568    $     -0-     $  17,635
    Total Current
    Liabilities           12,067      5,568          -0-        17,635

Stockholders' Equity:
    Capital Stock - Note 1   -0-      1,200       10,979        12,179
    Additional Paid-in
    Capital                  -0-  2,114,138      975,520     3,089,658
    Retained Earnings     (9,917)(2,120,906)         -0-    (2,130,823)
      Total Stockholders'
      Equity              (9,917)    (5,568)     986,499       971,014

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY    $  2,150   $    -0-    $ 986,499   $   988,649

See accompanying notes and Independent Accountants' Report

                            Buyit.com, Inc.
                          formerly Tecon, Inc.
                      [A Development Stage Company]
                    Pro Forma Statement of Operations
                    For the Year Ended March 31, 1999
                               (Unaudited)
                                                                  Pro Forma
                                                              Giving Effect to
                                                               Reorganization
                                                               as of March 31,
                         Buylt.com   Tecon, Inc. Adjustments         1999
Revenues                  $     -0- $     -0-   $     -0-      $    -0-

General and Administrative
Expenses                      9,917    23,257         -0-        33,174

Net Loss Before Income Taxes (9,917)  (23,257)                  (33,174)

Current Year Provision for
Income Taxes                    -0-       149         -0-           149

Net Loss                  $  (9,917) $(23,406)  $     -0-      $(33,323)

Loss Per Share            $    (.01) $   (.02)  $     .02      $   (.01)

Average Shares
Outstanding               8,500,000  1,199,962   2,479,287    12,179,249

See accompanying notes and Independent Accountants' Report
                            Buyit.com, Inc.
                          formerly Tecon, Inc.
                      [A Development Stage Company]
                Notes to Pro Forma Financial Statements
                         March 31, 1999
                               (unaudited)

Note 1         AGREEMENT AND PLAN OF REORGANIZATION

          BuyIt.com, Inc. ("BuyIt" or "Company") incorporated under the laws of the State of California in January, 1999. From its inception through March 31, 1999, the Company engaged in preliminary activities related to the set up of an Internet auction business. On April 16, 1999, the Company entered into an Agreement and Plan of Reorganization ("Plan") with Tecon, Inc. ("Tecon"), a Utah Corporation, wherein all of the outstanding shares and subscriptions of BuyIt were exchanged for 8,500,000 (for the outstanding shares) shares of common stock of Tecon, and 257,666 (for the outstanding subscriptions) shares of common stock of Tecon. At the conclusion of all the transactions contemplated in the Plan, BuyIt shareholders and subscribers owned 8,757,666 shares
          of total outstanding shares of 12,179,249, or 71.9 %.   The
          survivor in the aforementioned combination is Tecon. However, the name of the surviving company was changed to BuyIt.com, Inc, simultaneously with the Plan. The combination of these two entities has been accounted for as a purchase.

          The Pro Forma financial statements reflect all of the transactions contemplated by the Plan, including subscriptions which were subject to the completion of the Plan. Specifically, BuyIt had 257,666 common shares subscribed to at the time of the Plan, in the approximate amount of $386,499; Tecon had 1,621,621 shares subscribed to in the approximate amount of $600,000. The cash balance shown in the Pro Forma financial statements reflects the total cash as if it had been received by the combined entity as of March 31, 1999.

          Exhibits

          2         Agreement and Plan of Reorganization
                         Exhibit A-   Stockholders and Subscribers
                                      of Buyit.com, Inc.
                         Exhibit B-   Tecon's Financial Statements for
                                      the years ended 3/31/98 and 3/31/97 and
                                the period ended 12/31/98.
                         Exhibit C-   Tecon's Exceptions.
                         Exhibit D-   Assignment of certain proprietary rights
                                by Peter Yollin to Buyit.com.
                         Exhibit E-   Buyit.com Exceptions.
                         Exhibit F-   Investment Letter.
                         Exhibit G-   Tecon's Compliance Certificate.
                         Exhibit H-   Buyit.com Compliance Certificate.

           3 Certificate of Amendment effecting the name change to "Buyit.com, Inc."

          13        Form 10-KSB Annual Report for the year ended March 31,
                    1999.*

          20        Notice of Special Meeting of Stockholders.

          99        S-8 Registration Statement.*

         * Incorporated herein by reference.

Item 8.   Change in Fiscal Year.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TECON, INC.

Date: 5/5/99                  By:/s/Sandip Seth
                              -------------------------------------
                              Sandip Seth,
                              President and Director


Date: 5/5/99                  By:/s/Peter A. Yollin
                              --------------------------------------
                              Peter A. Yollin,
                              Chairman, Secretary and Director

Date:                         By:/s/Edgar Cayce
                              --------------------------------------
                              Edgar Cayce,
                              Vice President and Director